UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2026

TMC THE METALS COMPANY INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-39281	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 West Hastings Street, 15th Floor Vancouver, British Columbia (Address of principal executive offices)	V6E 2J3 (Zip Code)

Registrant’s telephone number, including area code: (888) 458-3420

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
TMC Common Shares without par value	TMC	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one TMC Common Share, each at an exercise price of $11.50 per share	TMCWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting was held on May 28, 2026 at 10:00 a.m. EDT. The actions set forth below were taken. Of the Company's 433,188,187 common shares outstanding and eligible to vote as of the record date of April 2, 2026, a quorum of more than two shareholders representing 213,376,047 shares, or 49.3% of the eligible shares, was present or represented by proxy at the Annual Meeting. Each of the matters set forth below is described in detail in the Company's Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on April 17, 2026, as supplemented by Supplement No. 1 to Proxy Statement filed with the SEC on May 26, 2026 (together, the “Proxy Statement”).

1.             Set the number of directors at ten (10).

Votes For	Votes Against	Votes Abstained
211,906,799	862,720	606,528

2.              Election of the following directors of the Company, to serve until the Company's 2027 annual meeting of shareholders and until their respective successors have been elected and qualified.

	Votes For	Votes Withheld
Gerard Barron	212,628,887	747,160
Andrew Greig	212,631,720	744,327
Andrew Hall	212,665,078	710,969
Michael Hess	211,864,006	1,512,041
Stephen Jurvetson	212,078,697	1,297,350
Andrei Karkar	212,426,662	949,385
Sheila Khama	212,546,603	829,444
Christian Madsbjerg	211,860,954	1,515,093
Brendan May	212,403,473	972,574
Alex Spiro	211,849,489	1,526,558

3.              Appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the 2026 fiscal year.

Votes For	Votes Withheld
212,951,132	424,915

4.              The approval, on a non-binding advisory basis, of the compensation paid to the Company's named executive officers, as disclosed in the Company's Proxy Statement (the “say-on-pay” vote).

Votes For	Votes Against	Votes Abstained
209,030,109	3,179,431	1,166,507

5.              The approval, on a non-binding advisory basis, of the frequency of holding an advisory vote on the compensation of the Company's named executive officers (the “say-on-frequency” vote).

1 Year	2 Years	3 Years	Votes Abstained
26,301,819	184,853,982	1,066,681	1,153,565

The frequency of two years received a majority of the votes cast and, therefore, as described in the Proxy Statement is the frequency approved by the Company’s shareholders. The results of this vote were consistent with the recommendation of the Company’s Board of Directors that the advisory vote on the compensation of the Company’s named executive officers be held every two years. Accordingly, the Company will hold an advisory “say-on-pay” vote every two years until the next required advisory “say-on-frequency” vote.  As a result, the Company will hold its next advisory vote on the compensation of its named executive officers at its 2028 annual meeting of shareholders.

Banks, brokerage firms and other nominees did not have discretionary authority to vote customers’ unvoted shares held by the firms in street name on any of the proposals set forth above and, therefore, there were no broker non-votes on any of the proposals.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TMC THE METALS COMPANY INC.

Date: May 29, 2026	By:	/s/ Craig Shesky
	Name:	Craig Shesky
	Title:	Chief Financial Officer